Tecogen

Advanced Modular CHP Systems


InVerdē
100
CAUTION

11th Annual Ardour Capital Energy Technology and Sustainability Conference

NASDAQ: TGEN

Safe Harbor Statement

This presentation included forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the intent, belief, or current expectations of the Company and its management. Prospective investors are cautioned that any such forward looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially and adversely affect actual results as identified from time to time in the Company's SEC filings. Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Tecogen

Advanced Modular CHP Systems

Company Highlights

Revolutionizing Distributed Generation

Tecogen's Business

- Manufacture products that produce energy in the form of electricity, hot water, and chilled water from natural gas
- Commonly referred to as Combined Heat and Power (CHP)
- Lower cost than utility
- Dramatic, long-term savings
- Deployed in a wide spectrum of applications
- Differentiated technology that is difficult to replicate
- Patented / patents pending

Market Resurgence

- Unprecedented scale
- Anticipate significant growth in coming years
- Products have superior technolological advantages
- Historic market barriers eliminated
- Excellent market positioning

Most Notably:
"Ultra" Low Emissions System

Products are Commercialized

- Strong backlog
- Market largely untapped
- Impressive cost basis driving strong product margins
- Require funds largely to expand sales and increase our production capacity
- And also to capitalize on our breakthrough emissions technology

Tecogen

Advanced Modular CHP Systems

Product Deployment

Medical, Educational, Industrial, Commercial and Multi-Unit Dwelling


JAMAICA HOSPITAL MEDICAL CENTER





















The Company

Key Stats

- Headquartered in Massachusetts
  - 66 Employees
- Eight service centers
  - 50% of company revenue
- 2000 units shipped
  - Domestic/international
  - Product pricing $50-300k
- 2012 revenue: $15M


Service Centers
CHP
Chiller

Origins

- Thermo Electron Research Center (now Thermo Fisher Scientific)
- Long associations with US natural gas industry and national labs



Combined Heat and Power (CHP) Fundamentals

Tecogen Product Basis

- CHP is an efficiency measure
- Basis is intrinsic low efficiency of central station power
  - Approximately 33%
  - Highly resistant to improvement
- CHP relocates power generation to onsite
  - Waste heat purposefully used
  - Efficiency increased two fold (90%)
  - Energy costs sharply reduced
- Appeal has broadened
  - Carbon mitigation, grid relief, backup power, etc.


Natural Gas
Gas Fuel
A
Air Intake
Hot Water Output
Exhaust Gases
F
B
C
D
E
TecoDrive Engine
Electrical Output
Generator
Heat
Elec


UTILITY BILLING
TOTAL

Product Suite

Ultra-clean Emissions Kit





InVerde CHP Module	TECOCHILL Water Chiller	Ilios Water Heater
 InVerde 100		
Electricity & Heat	Air Conditioning & Heat	2 x Hot Water

Tecogen

Advanced Modular CHP Systems

Robust Market

Confluence of Factors

Natural Gas

- Abundant supply
- Low cost
- Preferred fuel/low carbon content



Vulnerability of Electric Power Grid

- Exposed by natural disasters
- Prolonged/widespread
- Outage security highly valued



Carbon Curtailment

- Transitioned into mainstream discussion
- Impact on policy is significant



Alternative and Renewables

- Marginal effectiveness
- Efficiency & CHP attaining overdue priority

Advanced Modular CHP Systems

CHP Market Opportunity

National Projection

- Detailed California study performed by ICF International
  - Provides detailed breakdown by size
- Smaller sizes expected to show most significant growth
  - Tecogen strong in 50-500 kW
- Conservatively applying the 2029 CA apportionment estimate to the 2020 U.S. target deployment of 40 CW equates to a target market of 6,972 installed MW through 2019
- Equates to 70,000 InVerde units ($7.8B retail value)

Projected Growth in California CHP Market 2009-2029



00-20,000
,000-5,000
500-1000
50-500
2009 CHP
Added 2009 to 2029
-
1,000
2,000
8,000

Patented Advanced Ultra-Clean Emissions System

Relevance

- Detailed California study performed by ICF International
  - Provides growth projections by size
- Smaller system sizes expected to show most significant growth
  - Exceptional in 50-500 kW
- Conservatively applying the 2029 CA CHP estimations to the 2020 U.S. target deployment of 40 GW equates to a target market of 6,972 installed MW through 2019
- Equates to 70,000 InVerde units
  - $7.8B retail value
  - Plus service revenues

Wide system deployment up to 1.2 MW (1,200 kW)

Projected Growth in California CHP Market 2009-2029



70
60
50
40
30
20
10
0
PPM
Nitrious Oxides
Carbon Monoxide
CARB CO
CARB NOx
Tecogen Ultra
Fuel Cell
Engine BACT

Emission System Status

Commercialization Activity

- US Patent
  - Allowed (final approval) Oct 1, 2013
  - EU/Others in process
- Third party verification
  - AVL GmbH Laboratory
  - Source tests (permit requirement)
- Long-term tests
  - 23,000 hour field trial
- Commercial option for all Tecogen products
  - "Ultra“
- Shipments to NY, NJ, CA

Wider Applicability

- AVL tested demonstrated applicability to other engines
- Evaluation in process in larger industrial engine (Caterpillar)
  - Water district in SoCal
  - Operate fleet of engines
- Commissioned Sept. 27 2013
  - Operating as expected





InVerde Product Features

Tecogen
Advanced Modular CHP Systems

Modular CHP Product

- 100 kW base machine
- Widely deployed to 1.2 MW
- Emissions compliant with CA standards
- Power converter certified as "utility" safe
- Fast-track permitting
- Unique microgrid system capability
  - Fully operational during blackouts
  - Standard feature
- Totally unique product

Technology Comparison

	65 kW Microturbine	200 kW Fuel Cell	Tecogen CM-75	Tecogen InVerde
Revenue Energy Delivered	$87	$207	$104	$137
Recurring Costs Fuel/Maintenance	$60	$161	$64	$86
Installed Cost	$162	$1,264	$138	$219
Simple Payback (Years)	6.03	27.50	3.48	4.24
Black Start feature	Batteries	Batteries	N/A	Standard

Source: EPA Catalog of CHP Technologies


InVerde
100

TECOCHILL Chillers

(25-400 Tons)

Background

- 25-400 ton system capacity
- Duplicates conventional high-efficiency water chiller but with a natural gas engine replacing motor
- Engine's hot water utilized for heating process
  - "Mechanical" cogeneration
- Third generation design
  - Initiated by National Gas Utility Consortium
  - Cooperative development with major U.S. chiller manufacturer
- Widely deployed in U.S. and abroad

Product Highlights

- Compelling economics
  - Benefits from summer seasonal pricing (peak electric and minimum gas)
  - Sidesteps punitive utility tariffs (i.e. peak demand charges)
- Minimal competition
- Often applied in hybrid plants providing fuel diversification


KAISER
PERMANENTE
Medical Center
5601

Ilios High Efficiency Water Heating

Twice the Efficiency of Conventional Boiler

Tecogen
Advanced Modular CHP Systems

Product Concept

- Heating efficiency widely misunderstood
  - Typical efficiency 80%
  - Little opportunity for improvement
- Actual opportunity is very significant
  - Relies on moving heat in a heat pump cycle
  - Efficiency (COP) improvement two fold
- Design elements closely resemble Tecogen products

Product Highlights

- Developed by Ilios Inc. subsidiary formed in 2009
- Commercial introduction in 2012
- Serves as a boiler producing hot water
  - Commercial/industrial heating
- Propane industry award
  - $175,000 (4 unit demo)
- Typical annual savings:
  - $20,000 Domestic
  - $40-60,000 Europe/Propane
- Significant potential
  - Wide distribution



Ilios
High Efficiency Water Heater

Project Economics

Customer & Tecogen Benefits

Customer Savings

- Typical metric
  - Payback period
  - Investment divided by annual savings
- For CHP and Tecochill
  - High electric rates and low gas prices
  - Northeast and California
  - High summer peak demand charges, ideal for Tecochill economics
- Ilios
  - Regions with high fuel costs
  - Southeast U.S., Europe
  - Regions without natural gas infrastructure, dependent on propane

Tecogen Revenue & Margins

- Three revenue streams
  - Product sales
  - Long-term service contract
  - Turnkey Installation through Tecogen service operations
- Low cost basis of products
  - Excellent margins for products and service
- Total project revenue
  - Multiple of base product sale
  - Due to additional revenue service and installation

Tecogen
Advanced Modular CHP Systems

Turnkey Business

Concept

- Successful program initiated in California
  - Upgrade service center to provide consulting and installation services
  - Utilize team of subcontractors charged with well-defined / familiar scope
  - Provide specialized engineering intelligence in less familiar areas
  - Utilize service center for onsite satisfaction
- Extraordinarily successful
  - High equipment utilization and customer satisfaction
  - Service group ownership of entire project
  - Revenue expanded

Expansion

- Northeast in 2012
- Expanded staff
- Projects in MA, PA, NY, NJ, CA



Tecogen

Traditional Market and Sales Distribution

Sales Network

- 27 Representatives in 24 states/ 11 countries
- Marketing through traditional outreach
- Supported by company employed sales managers and app engineers
- Indirect sales dominate through energy specialists
  - Energy Service Companies (ESCO's)
  - JCI, Honeywell, American DG
  - Consulting engineers
- Sales include long-term service contracts (68%)
- Major service centers provide turnkey installation services



Other
Hotel
Hospital
Office Building
Educational
Nursing Home
Manufacturing
Multi-unit Residential

Tecogen
Advanced Modular CHP Systems

Competitive Positioning

	InVerde CHP Systems	TECOCHILL Chillers	Ilios Heating Systems
Overall	• Modular, next generation design • Unique features provide great advantage • Wide applications	• Mature, reliable product • Wide applications; heat recovery not necessary • Sidesteps utility issues	• New product category • Applications similar to CHP • Simple to sell and install
Capacity	• Demonstrated microgrid capacity of up to 1.2 MW	• 25-400 tons per unit	• Add-on efficiency product / limited constraints
Competition	• Capstone, regional players	• York / Caterpillar (new) • Gas absorption	• No direct comparables • Conventional heaters
Strengths	• IP, cost, efficiency, emissions, microgrid	• IP, cost, efficiency • Emissions (new) • Seismic certification (new)	• IP, efficiency
Key Markets	• Strict emissions regulation • Interconnection barriers for conventional systems • Vulnerable grid • High electric rates	• Similar to InVerde • High demand charges	• High fuel prices

Tecogen
Advanced Modular CHP Systems

Growth Strategy

Organic Expansion in Existing Markets	▪ Possess strong technical advantages ▪ Markets largely untapped ▪ Superior value proposition
Expansion of Turnkey Service Centers	▪ Leverage experience to capture all revenue streams ▪ Become sole source for energy companies ▪ Bolster direct sales effort
Ilios Platform Commercialization	▪ Specialized marketing team ▪ Primary focus will be areas with high fuel cost
Leverage Emissions Innovation	▪ Develop retrofit business in California ▪ Expand regionally; partner with gas utility ▪ Approach engine suppliers

Tecogen

Advanced Modular CHP Systems

Management Team

John Hatsopoulos,
Chief Executive Officer & Board Member

- CEO since the company's organization in 2000
- Co-Founder of Thermo Electron Corp., which is now Fisher Scientific (NYSE:TMO)
- As Thermo Electron CFO, grew company from a market capitalization of ~$100 million in 1980 to over $2.5 billion

Robert Panora,
Chief Operating Officer & President

- COO and President since the Company's organization in 2000; COO of Ilios, subsidiary of Tecogen, since inception in 2009
- General Manager of Tecogen's Product Group since 1990 and Manager of Product Development, Engineering Manager, and Operations Manager of the Company since 1984

Bonnie Brown,
Chief Financial Officer, Secretary & Treas.

- Chief Financial Officer since 2008, Secretary since 2010, and Treasurer since 2013
- Key acquisition, internal audit, and Sarbanes-Oxley compliance experience with Enterprise Bank and Trust (NASDAQ: EBTC) and various other publicly traded companies

Joseph Gehret,
Chief Technology Officer

- Integral member in the development of all Tecogen products and technology for 30 years
- As CTO, responsible for leading and defining research and development efforts; designed and developed all the necessary hardware and software code for Tecogen's product lines and primary author of all of Tecogen's major patents

Tecogen

Advanced Modular CHP Systems

Angelina Galiteva,
Chairperson of the Board

- Chairperson of the Company since 2005
- Founder and Chair of the Board for the Renewables 100 Policy Institute, a non-profit entity dedicated to the global advancement of renewable energy solutions since 2008
- Chairperson at the World Council for Renewable Energy and Board member of the Governors of the California Independent System Operator

John Hatsopoulos,
Chief Executive Officer, Board Member

- CEO since the Company's organization in 2000
- Co-Founder for Thermo Electron Corp., what is now Thermo Fisher Scientific (NYSE: TMO)
- As Thermo Electron CFO, grew company from a market capitalization of ~$100 million in 1980 to over $2.5 billion

George Hatsopoulos,
Board Member

- Board member since the Company's organization in 2000
- Co-Founder and Chairman Emeritus of Thermo Electron Corporation; Chairman and Chief Executive Officer since founding in 1956 through retirement in 1999
- Recipient of numberous honors and awards in engineering, science, industry, and academics

Charles Maxwell,
Board Member

- Company Board Member since 2001
- 40 years of energy sector specific experience with major oil companies and investment banking firms
- Former Senior Energy Analyst with Weeden & Co.
- Board member of the publicly traded companies Daleco Resources Corp., Lescarden Inc., and Chairman of American DG Energy, Inc.

Joseph Aoun,
Board Member

- Company Board Member since 2011
- Incumbent President of Northeastern Universiy
- Recognized leader in higher education policy; serves on the Board of Directors of the American Council on Education, Boston Private Industry Council, Boston World Partnerships, Jobs for Mass, and the New England Council

Ahmed Ghoniem,
Board Member

- Company Board Member since 2008
- Ronald C. Crane Professor of Mechanical Engineering at MIT
- Director of the Center for 21st Century Energy and Head of Energy Science and Engineering at MIT
- Associate Fellow of the American Institute of Aeronautics and Astronautics



Contact Information

Company Information

Tecogen Inc.
45 First Avenue
Waltham, MA 02451

www.tecogen.com

Contact

John Hatsopoulos, CEO
Tecogen Inc.
781.622.1122
John.Hatsopoulos@tecogen.com